SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):          October 22, 2003
                                                           ----------------


                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



              OREGON                      0-13442                     93-0786033
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   (State or other jurisdiction         (Commission                (IRS Employer
         of incorporation)             File Number)          Identification No.)



             8005 S.W. BOECKMAN ROAD                                 97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
                                                   -----------------------------


                                    NO CHANGE
                                    ---------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (c) Exhibits.

                  99.1 Press release issued by Mentor Graphics Corporation dated October 22, 2003, announcing third quarter 2003 financial results.

                  99.2 Press release issued by Mentor Graphics Corporation dated October 22, 2003, providing outlook for the fourth quarter of 2003.

Item 9.  Regulation FD Disclosure.
---------------------------------

         Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated October 22, 2003, announcing the Company's financial results for the third quarter of 2003, which is being furnished to the Securities and Exchange Commission as required by Item 12 of Form 8-K. Attached as 99.2 is a copy of a press release of Mentor Graphics Corporation dated October 22, 2003, providing the Company's outlook for the fourth quarter of 2003, which is being furnished to the Securities and Exchange Commission.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MENTOR GRAPHICS CORPORATION
                               (Registrant)


Date: October 22, 2003          By: /s/ Gregory K. Hinckley
                                    -----------------------
                                    Gregory K. Hinckley
                                    President, Chief Operating and Financial
                                    Officer

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



                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1 Press release issued by Mentor Graphics Corporation dated October 22, 2003, announcing third quarter 2003 financial results.


99.2 Press release issued by Mentor Graphics Corporation dated October 22, 2003, providing outlook for the fourth quarter of 2003.

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